                              Joint Filer Information

Name of Joint Filer:                      First Light Acquisition Group, LLC

Address of Joint Filer:                   11110 Sunset Hills Road #2278
                                          Reston, VA 20190

Relationship of Joint Filer               10% Owner
to Issuer:

Issuer Name and Ticker                    Calidi Biotherapeutics, Inc. [CLDI]
or Trading Symbol:

Date of Earliest Transaction Required     June 16, 2023
to be Reported (Month/Day/Year):

Designated Filer:                         First Light Acquisition Group, LLC

Signature:

FIRST LIGHT ACQUISITION GROUP, LLC

By: /s/ William J. Weber
    Name: William J. Weber
    Title: Managing Member

Dated:  September 14, 2023

                              Joint Filer Information
                                    (continued)

Name of Joint Filer:                      FLAG Sponsor Manager LLC

Address of Joint Filer:                   11110 Sunset Hills Road #2278
                                          Reston, VA 20190

Relationship of Joint Filer               10% Owner
to Issuer:

Issuer Name and Ticker                    Calidi Biotherapeutics, Inc. [CLDI]
or Trading Symbol:

Date of Earliest Transaction Required     June 16, 2023
to be Reported (Month/Day/Year):

Designated Filer:                         First Light Acquisition Group, LLC

Signature:
FLAG SPONSOR MANAGER, LLC
By: /s/ William J. Weber
    Name: William J. Weber
    Title: Managing Member

Dated:  September 14, 2023

                              Joint Filer Information
                                    (continued)

Name of Joint Filer:                      William J. Weber

Address of Joint Filer:                   11110 Sunset Hills Road #2278
                                          Reston, VA 20190

Relationship of Joint Filer               10% Owner
to Issuer:

Issuer Name and Ticker                    Calidi Biotherapeutics, Inc. [CLDI]
or Trading Symbol:

Date of Earliest Transaction Required     June 16, 2023
to be Reported (Month/Day/Year):

Designated Filer:                         First Light Acquisition Group, LLC

Signature:
By: /s/ William J. Weber
    Name: William J. Weber

Dated:  September 14, 2023